UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2005

Lighting Science Group Corporation (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-20354 (Commission file number)	23-2596710 (Employer Identification No.)

2100 McKinney Ave., Suite 1555 Dallas, TX (Address of Principal Executive Offices)	75201 (Zip Code)

214-382-3630 (Registrant’s Telephone Number, Including Area Code)

The Phoenix Group Corporation (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Lighting Science Group Corporation published a press release dated January 25, 2005 announcing that a major Las Vegas hotel and casino issued a purchase order for cabinet lighting from LSGC.
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Exhibits

99.1	Press release dated January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

______/s/ Ronald E. Lusk_________________
(Registrant)
_____January 27, 2005_____
Date
_______/s/ Ronald E. Lusk_________________
By Ronald E. Lusk, in his capacity as Chairman
of The Phoenix Group Corporation